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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 4, 2004



                               THE BRINK'S COMPANY
             (Exact Name of registrant as specified in its charter)





    Virginia                      1-9148                         54-1317776
 (State or other               (Commission                    (I.R.S. Employer
  jurisdiction                 File Number)                  Identification No.)
of Incorporation)




1801 Bayberry Court
P. O. Box 18100
Richmond, VA                                                     23226-8100
(Address of principal                                            (Zip Code)
executive offices)



                                  (804)289-9600
              (Registrant's telephone number, including area code)



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Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

          This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by The Brink's Company (the "Company") pursuant to Item 12 of Form 8-K.

          On February 4, 2004, the Company issued a press release regarding its earnings for the fourth quarter ended December 31, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

          In  accordance  with  General  Instruction  B.6  of  Form   8-K,  the
information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


                                    EXHIBITS

99.1      Press  Release  dated  February 4, 2004 issued by The Brink's Company.


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE BRINK'S COMPANY
                                              (Registrant)



                                          By  /s/ Robert T. Ritter
                                              ---------------------------------
                                              Vice President and Chief
                                              Financial Officer


Dated: February 4, 2004


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                                  EXHIBIT INDEX



Exhibit   Description
-------   -----------

99.1      Press  release  dated  February 4, 2004 issued by The Brink's Company.